UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2013

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Item 3.03 below is incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

On January 29, 2013, the Board of Directors of Cree, Inc., a North Carolina corporation (the “Company”), approved, and the Company entered into, an amendment (the “Amendment”) to its Amended and Restated Rights Agreement, amended and restated as of April 24, 2012 (the “Amended and Restated Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent. The sole purpose of the Amendment is to revise the expiration date of the preferred stock purchase rights described therein from September 30, 2018 to April 24, 2017.

The foregoing summary of the revisions reflected in the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
Exhibit 4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of January 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Adam H. Broome
Adam H. Broome
Vice President–Legal & Secretary

Date: January 31, 2013

Exhibit Index

Exhibit No.	Description
Exhibit 4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of January 29, 2013

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